                                                                  Exhibit 10.3.7

                         AMENDMENT #6 TO CONTRACT 00117

                      ELECTRONIC LOTTERY TICKET DISPENSERS

1. Contract 00117 between the Missouri Lottery and On-Point Technology Systems shall be renewed for the period of July 1, 1998 through June 30, 1999 subject to the acceptance of this document by the Missouri Lottery.

2. All other terms and conditions of the contract shall remain in effect, except as modified by any other agreements and/or amendments.


/s/ Brian J. Roberts  Sr. Vice President    7/18/98
-------------------------------------       ---------------
Contractor's Authorized Signature           Date


/s/ James R. Scroggins                      7/21/98
-------------------------------------       ---------------
Missouri Lottery Authorized Signature       Date